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                                                                    EXHIBIT 10.5

                                                                  EXECUTION COPY

                              AMENDMENT NUMBER ONE
                                     TO THE
                              AMENDED AND RESTATED
                       LIMITED LIABILITY COMPANY AGREEMENT
                                       OF
                                   RAAH I, LLC

     THIS AMENDMENT NUMBER ONE TO THE AMENDED AND RESTATED LIMITED LIABILITY COMPANY AGREEMENT (this "AGREEMENT"), dated as of July 19, 2001, of RAAH I, LLC, a Delaware limited liability company (the "COMPANY"), is entered into by and among Raytheon Aircraft Holdings, Inc., a Delaware corporation ("RAYTHEON AIRCRAFT"), RA Aerospace Holding LLC, a Delaware limited liability company ("RAH"), and the other parties identified as Class B Unitholders on the signature pages hereto (collectively, together with the other parties who become members pursuant to the provisions of the LLC Agreement (as hereinafter defined), referred to as the "MEMBERS" or individually as a "MEMBER").

                                   WITNESSETH:

     WHEREAS, the Members have entered into that certain Amended and Restated Limited Liability Company Agreement of RAAH I, LLC, dated as of June 27, 2001 (the "LLC AGREEMENT"; capitalized terms used in this Agreement and not otherwise defined shall have the meanings ascribed to them in the LLC Agreement); and

     WHEREAS, subject to the terms and conditions set forth in this Agreement, the Members desire to amend the LLC Agreement by entering into this Agreement.

     NOW, THEREFORE, for and in consideration of the foregoing recitals and of the mutual covenants contained in this Agreement, the parties hereto do hereby agree as follows:

     1. DEFINITION OF "MANAGEMENT UNIT HOLDER". The definition of "Management Unitholder," set forth in Section 1.1 of the LLC Agreement, is hereby amended by deleting it in its entirety and substituting, in lieu thereof, the following:

          " "MANAGEMENT UNITHOLDER" means an individual Unitholder who is providing services on a full-time basis to the Company or any of its Subsidiaries or is an RAH Representative and in either case is listed under the heading "Management Unitholder" on SCHEDULE A hereto, and shall include such individuals who acquire Units pursuant to SECTION 8.2(d)(ii)."

     2. SECTION 6.2(f) OF THE LLC AGREEMENT. Section 6.2(f) of the LLC Agreement is hereby amended by deleting it in its entirety and by substituting, in lieu thereof, the following:

          "(f)   SPECIAL ALLOCATION AND DISTRIBUTION TO SENIOR COMMON
          UNITHOLDERS AND CLASS B UNITHOLDERS. Anything in this Agreement to the contrary notwithstanding, upon the occurrence of a Change of Control specified in SECTION

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          8.6(b)(ii) hereof, (i) to the extent an amount of Net Profit is available after allocations pursuant to SECTIONS 6.2(a)(i), (ii) and
          (iii) have been made in full (such amount, the "RESIDUAL PROFIT"), the amount of Net Profit allocated to the Senior Common Unitholders and the Class B Unitholders pursuant to SECTION 6.2(a)(iv), after taking into account the Class B Unit Gross Up, shall be increased by the lesser of (x) $1,500,000 and (y) the Residual Profit (such increase, the "SPECIAL ALLOCATION"); and (ii) subject to SECTIONS 5.3, 5.4, 5.5,
          7.10 and 9.2 hereof and, to the extent a sufficient amount of cash is available after distributions pursuant to SECTIONS 5.2(a)(i) and (ii) have been made in full, the amount distributed to the Senior Common Unitholders and the Class B Unitholders pursuant to SECTION 5.2(a)(iii), after taking into account the Class B Unit Gross Up, shall be increased by the amount of the Special Allocation."

     3. SECTION 7.2 OF THE LLC AGREEMENT. Section 7.2 of the LLC Agreement is hereby amended by deleting it in its entirety and by substituting, in lieu thereof, the following:

          "7.2   ESTABLISHMENT OF BOARD.

                 (a) NUMBER OF REPRESENTATIVES. The authorized number of Representatives shall be up to twelve (12).

                 (b) RAYTHEON REPRESENTATIVES. Until the earlier of (i) such time as the Raytheon Member ceases to hold any of the Preferred Units issued to the Raytheon Member on the date hereof and (ii) the Initial Public Offering, the Raytheon Member shall have the right to designate (and to remove and designate successive replacements for) up to three
          (3) Representatives (the "RAYTHEON REPRESENTATIVES"). Any Raytheon Representative may, on prior notice to the Board, from time to time designate individuals to serve as limited replacement representatives for purposes of attending any meeting of the Board, in which event, such replacement representatives shall be deemed to have a proxy for the Raytheon Representative and shall in all respects be accorded the same power and authority as if such individual were a Raytheon Representative.

                 (c) RAH REPRESENTATIVES. The RAH Member shall have the right to designate (and to remove and designate successive replacements for) up to nine (9) Representatives (the "RAH REPRESENTATIVES")."

     4. SECTION 8.2(d)(i) OF LLC AGREEMENT. Section 8.2(d)(i) of the LLC Agreement is hereby amended by deleting it in its entirety and by substituting in lieu thereof:

          "(i)   PERMITTED TRANSFEREES. Subject to SECTION 8.1, the restrictions on Transfer contained in SECTIONS 8.2(a) and (b) shall not apply with respect to any Transfer (A) in the case of a Member which is a natural Person, of Units pursuant to Applicable Laws of descent and distribution or to any member of such Member's Family Group, (B) in the case of the RAH Member, among its Affiliates, to individuals providing services on a full-time basis to the Company or any of its

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          Subsidiaries or to RAH Representatives, and (C) in the case of the
          Raytheon Member, among its wholly owned Subsidiaries (each a "PERMITTED TRANSFEREE")."

     5. SECTION 8.2(d)(ii) OF LLC AGREEMENT. Section 8.2(d)(ii) of the LLC Agreement is hereby amended by deleting it in its entirety and by substituting in lieu thereof:

          "(ii) ISSUANCES TO MANAGEMENT UNITHOLDERS. Subject to SECTION 8.1, it is hereby acknowledged and agreed that the Company may issue new Units to individuals who are either providing services on a full-time basis to the Company or any of its Subsidiaries or who are RAH Representatives. Such persons shall thereupon become Management Unitholders for purposes of this Agreement. In no event shall the aggregate Management Percentage Interests of the Management Unitholders exceed 7.5%."

     6. SECTION 8.2(d)(iii) OF LLC AGREEMENT. The first sentence of Section 8.2(d)(iii) of the LLC Agreement is hereby amended by deleting it in its entirety and by substituting in lieu thereof:

          "(iii) ISSUANCE TO CLASS B UNITHOLDERS. Subject to SECTION 8.1, upon the execution and delivery of the Senior Unsecured Debt Documents and receipt by the Company of the consideration for the Class B Units issued by the Company hereunder, each Class B Unitholder shall receive and shall be deemed to own the number of Class B Units set forth opposite such Member's name on SCHEDULE A."

     7. SECTION 8.6 OF THE LLC AGREEMENT. Section 8.6 of the LLC Agreement is hereby amended by deleting it in its entirety and by substituting, in lieu thereof, the following:

          "8.6   REDUCTION OF MANAGEMENT UNITHOLDER'S INTERESTS. (a) Subject to
          SECTION 8.6(b), in the event that prior to June 27, 2006 or the fifth anniversary of the date the subject Management Unitholder became a full-time employee of the Company or any of its Subsidiaries or an RAH Representative, as the case may be (the "VESTING COMMENCEMENT DATE"), whichever is later, the services of a Management Unitholder to the Company either as a full-time employee or an RAH Representative terminate for any reason, then as of the date of such termination (the "TERMINATION DATE"), the Management Percentage Interest of such Management Unitholder shall be reduced by the following percentage (the "REDUCTION PERCENTAGE"):

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                        TERMINATION DATE                             REDUCTION
                                                                     PERCENTAGE

            Prior to and including June 27, 2002 or the
            first anniversary of the Vesting
            Commencement Date, whichever is later                       100%

            After June 27, 2002 or the first
            anniversary of the Vesting Commencement
            Date, whichever is later, but prior to and
            including June 27, 2003 or the second
            anniversary of the Vesting Commencement
            Date, whichever is later                                     80%

            After June 27, 2003 or the second
            anniversary of the Vesting Commencement
            Date, whichever is later, but prior to and
            including June 27, 2004 or the third
            anniversary of the Vesting Commencement
            Date, whichever is later                                     60%

            After June 27, 2004 or the third
            anniversary of the Vesting Commencement
            Date, whichever is later, but prior to and
            including June 27, 2005 or the fourth
            anniversary of the Vesting Commencement
            Date, whichever is later                                     40%

            After June 27, 2005 or the fourth
            anniversary of the Vesting Commencement
            Date, whichever is later, but prior to and
            including June 27, 2006 or the fifth
            anniversary of the Vesting Commencement
            Date, whichever is later                                     20%

            After June 27, 2006 or the fifth
            anniversary of the Vesting Commencement
            Date, whichever is later                                      0%

          By way of example, if a Management Unitholder whose Vesting Commencement Date was on or prior to June 27, 2001 were to either terminate his employment (or have his employment terminated) with the Company or cease serving as an RAH Representative for any reason on December 31, 2004, his Management Percentage Interest would be reduced by 40%.

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                 (b)  Upon a Change of Control, the Reduction Percentage shall be 0%. For purposes of this Agreement, "CHANGE OF CONTROL" means the occurrence of any of the following events:

                      (i) the RAH Member ceases to be the owner of a majority of the outstanding Senior Common Units; or

                      (ii) the sale of all or substantially all of the assets of the Company to a third party that is not an Affiliate of the RAH Member.

                 (c) In the event that the duties and responsibilities of a Management Unitholder to the Company or any of its Subsidiaries are changed, the Management Percentage Interest of such Management Unitholder may be increased or decreased by an amount determined in the sole discretion of the RAH Member, subject to the last sentence of
          Section 8.2(d)(ii).

                 (d) Upon a reduction in the Management Percentage Interest of a Management Unitholder in accordance with SECTION 8.6(a) or Section 8.6(c), the portion of such Management Unitholder's Management Percentage Interest which is so reduced shall be allocated to the RAH Member and Raytheon Member in proportion to their respective Membership Interests. In the event of such reduction, such Management Unitholder shall be entitled to no payment whatsoever as compensation for such reduction in his or her Management Percentage Interest."

     8.   GENERAL PROVISIONS.

          (a) MODIFICATION; FULL FORCE AND EFFECT. Except as expressly modified and superseded by this Agreement, the terms and provisions of the LLC Agreement are ratified and confirmed and shall continue in full force and effect, all parties hereto hereby agreeing that the LLC Agreement shall continue to be outstanding, validly existing and enforceable in accordance with its terms.

          (b) SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and inure to the benefit of all of the Members and their permitted successors, legal representatives, and assigns.

          (c) COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which when executed and delivered shall be an original, and all of which when executed shall constitute one and the same instrument.

          (d) GOVERNING LAW. ALL ISSUES AND QUESTIONS CONCERNING THE APPLICATION, CONSTRUCTION, VALIDITY, INTERPRETATION AND ENFORCEMENT OF THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE, WITHOUT GIVING EFFECT TO ANY CHOICE OF LAW OR CONFLICT OF LAW PROVISION OR RULE (WHETHER OF THE STATE OF

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DELAWARE OR ANY OTHER JURISDICTION) THAT WOULD CAUSE THE APPLICATION OF THE LAWS
OF ANY JURISDICTION OTHER THAN THE STATE OF DELAWARE.

            [The remainder of this page is intentionally left blank.]

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     IN WITNESS WHEREOF, all of the parties hereto have executed this Agreement, effective as of the date first written above.

                                         RAYTHEON AIRCRAFT HOLDINGS, INC.


                                         By:  /s/ Neal E. Minahan
                                            ----------------------
                                            Name:  Neal E. Minahan
                                            Title: President



                                         RA AEROSPACE HOLDING LLC


                                         By:  /s/ Robert B. McKeon
                                            ----------------------
                                            Name:  Robert B. McKeon
                                            Title: Authorized Signatory

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                                         CLASS B UNITHOLDERS:


                                         THE NORTHWESTERN MUTUAL LIFE
                                         INSURANCE COMPANY


                                         By:  /s/ Jeffrey J. Lueken
                                            -----------------------
                                            Name: Jeffrey J. Lueken
                                            Title: Its Authorized Representative



                                         AA-RAAH I, INC.


                                         By:  /s/ Andrew Steuerman
                                            ----------------------
                                            Name: Andrew Steuerman
                                            Title: Vice President



                                         CIBC WMC, INC.


                                         By:  /s/ Paul Farrell
                                            ------------------
                                            Name: Paul Farrell
                                            Title: Managing Director


                                         By:  /s/ Todd Worsley
                                            ------------------
                                            Name: Todd Worsley
                                            Title: Managing Director


                                         TEACHERS INSURANCE AND ANNUITY
                                         ASSOCIATION OF AMERICA


                                         By:  /s/ Estelle Simsolo
                                            ---------------------
                                            Name: Estelle Simsolo
                                            Title: Director-Private Placements

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                                         WMF-RAAH I, INC.


                                         By:  /s/ Kevin J. Curley
                                            ---------------------
                                            Name: Kevin J. Curley
                                            Title: V.P.



                                         R.A. ACQUISITION CORPORATION


                                         By:  /s/ Tom Aiken
                                            -----------------
                                            Name: Tom Aiken
                                            Title: Executive Vice President



                                         BNY CAPITAL CORPORATION


                                         By:  /s/ Paul J. Echausse
                                            ----------------------
                                            Name  Paul J. Echausse
                                            Title: Principal



                                         THE EQUITABLE LIFE ASSURANCE
                                         SOCIETY OF THE UNITED STATES


                                         By:  /s/ Arthur Meehan
                                            -------------------
                                            Name:  Arthur Meehan
                                            Title: Investment Officer